                                                                    EXHIBIT 10.2

                             Tax Sharing Agreement

                THIS AGREEMENT, dated as of January 31, 1997, by and among CoreComm Incorporated, a Delaware corporation ("New CCI"), Cellular Communications of Puerto Rico, Inc., a Delaware corporation and wholly-owned subsidiary of New CCI ("CCPR"), and CCPR Services, Inc., a Delaware corporation and wholly-owned subsidiary of CCPR ("Services").

                WHEREAS, CCPR was the common parent of an affiliated group (the "Group") of domestic corporations (as such terms are defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended) (the "Code") and has included Services in its consolidated Federal income tax returns relating to all taxable periods ending before the formation of New CCI ("Pre-New CCI Periods");

                WHEREAS, New CCI has become the common parent of the Group in a reverse acquisition defined in Reg. (S)1.1502-75(d)(3) and, as such, will include CCPR and Services and their respective subsidiaries in its consolidated Federal income tax return for all taxable periods for which NEW CCI is in existence ("Affiliation Periods"); and

                WHEREAS, the parties wish that this Tax Sharing Agreement set forth the agreement among NEW CCI, CCPR and Services and their respective subsidiaries with respect to the allocation and settlement of the Federal, state, local and foreign taxes of the Group attributable to Affiliations Periods and Pre-New CCI Periods.

                NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                1.  Filing of Returns.  With respect to each Affiliation Period,
                    -----------------
New CCI shall file, and CCPR and Services shall agree to join in the filing of, consolidated Federal income tax returns on behalf of the Group. CCPR and Services shall execute and file such consents, elections and other documents as New CCI reasonably requests with respect to the filing of the Group's consolidated Federal income tax returns, and shall, consistent with paragraph 4 hereof, timely provide to New CCI such information as may necessary for the filing of such returns or for the determination of amounts due under this Tax Sharing Agreement. CCPR shall file, or cause to be filed, all Federal, state, local and foreign tax returns with respect to all periods for which CCPR and/or Services is not includable on a tax return of New CCI (including without limitation with respect to Pre-New CCI Periods), and Services shall file such returns, consents and elections as CCPR reasonably requests in connection therewith.

        2.  Tax Payments.
            ------------

             (a)  Time and Manner of Payment.  Except as otherwise provided
                  --------------------------
herein, CCPR will pay to New CCI, and Services will pay to CCPR, the amount due New CCI and CCPR, respectively, as determined under Section 2(b) below, and New CCI will pay to CCPR, and CCPR will pay to Services, the amount due CCPR and Services, respectively, as determined under Section 2(c) below, no later than five days prior to the due date for the filing of any Federal income tax return of the Group; provided, however, that no later than five days prior to each estimated Federal income tax payment date or March 15 extension date of the Group for which the Group actually incurs a Federal income tax liability, CCPR shall pay to New CCI the minimum amount required to be paid to avoid the imposition of any penalties or additions to tax under the Code, and Services shall pay to CCPR the minimum amount required to be paid to avoid the imposition of any penalties or additions to tax under the Code assuming CCPR were the common parent of the Group, in each case, determined on the same basis as the total amount due under Section 2(b). The amount of any overpayment or underpayment pursuant to this Section 2(a) shall be credited against, or added to, as the case may be, the amount otherwise required to be paid for the period within which the amount of such overpayment or underpayment first becomes reasonably ascertainable. The settlements may be satisfied by check, wire transfer or through intercompany accounts as the parties may mutually agree.

             (b)  Amount Due to New CCI and CCPR.  To the extent CCPR has
                  ------------------------------
"Separate Company Tax Liability" for an Affiliation Period, CCPR shall pay New CCI in the time and manner described in Section 2(a). To the extent Services has "Separate Company Tax Liability" for an Affiliation Period or a Pre-New CCI Period, Services shall pay CCPR in the time and manner described in Section 2(a). "Separate Company Tax Liability" for any Affiliation Period or Pre-New CCI Period shall be the amount, if any, of the Federal income tax liability (including, without limitation, liability for any penalty, fine, additions to tax, interest, minimum tax and other items applicable to CCPR or Services, as the case may be, in connection with the determination of CCPR's or Services' tax liability) which CCPR or Services, as the case may be, would have incurred if CCPR or Services, as the case may be, had filed a separate Federal income tax return for such period, except that no carryforward or carryback of losses or credits shall be allowed.

        Separate Company Tax Liability shall be determined by New CCI (with the cooperation and assistance of CCPR and Services) in a manner consistent with (i) general tax accounting principles, (ii) the Code and the regulations thereunder and (iii) so long as a reasonable legal basis exists therefor, prior custom and practice. In addition, transactions or items between CCPR and New CCI, Services and New CCI, CCPR and Services, or between other members of the Group that are deferred under the Federal income tax return shall also be deferred for purposes of this Tax Sharing Agreement until such time as they are restored or otherwise triggered into income under the Code or regulations. In the event CCPR or Services owns subsidiaries that are members of the Group, Separate Company Tax Liability for each Affiliation Period and Pre-New CCI Period shall be computed on a deemed consolidated basis as if CCPR or Services, as the case may be, were the common parent of an affiliated group of domestic corporations (within the meaning of Section 1504(a) of the Code) consisting of itself and its includable subsidiaries (a "Hypothetical Subsidiary Group"). For purposes of this Tax Sharing Agreement, CCPR's Hypothetical Subsidiary Group shall include, without limitation, Services, to the extent CCPR owns the requisite percentage of Services' outstanding stock in order for Services to constitute a member of a consolidated group under the Code. Each of CCPR and Services shall be entitled to cause members of their Hypothetical Subsidiary Group to reimburse each of them for amounts due New CCI or CCPR, respectively, to the extent such members' income created an obligation for payments under this Tax Sharing Agreement.

             (c) Amount Due to CCPR and Services. In the event CCPR (or CCPR's
                 -------------------------------
Hypothetical Subsidiary Group, if applicable) does not have Separate Company Tax Liability for an Affiliation Period, but instead incurs net losses or credits for such period, New CCI shall pay CCPR in the time and manner prescribed in
Section 2(a) hereof the amount by which the Group's Federal income tax liability for such period is actually reduced by reason of the actual use of such losses or credits in the Group's Federal income tax return. CCPR shall immediately remit to Services the portion of such amount that CCPR received from New CCI that New CCI reasonably determines to be by reason of the use of Services' (or Services' Hypothetical Subsidiary Group, if applicable) losses or credits in the Group's Federal income tax return.

          In the event CCPR (or CCPR's Hypothetical Subsidiary Group, if applicable) incurs any tax losses or tax credits that, as permitted under the Code and Regulations, are carried back or forward to one or more Affiliation Periods, New CCI shall pay CCPR an amount equal to the amount by which the Group's Federal income tax liability is actually reduced by reason of the actual use of such carried-over losses or credits in the Group's Federal income tax return. Any payment from New CCI to CCPR required on account of such carryover shall be paid within 15 days of the date the benefit of the carryover is realized by New CCI by reason of the receipt of a refund or credit of taxes. CCPR shall immediately remit to Services the portion of such amount that CCPR received from New CCI that New CCI reasonably determines to be by reason of the use of Services' (or Services' Hypothetical Subsidiary Group, if applicable) carried-over losses or credits in the Group's Federal income tax return.

          Notwithstanding the foregoing, CCPR and Services and their respective subsidiaries will relinquish the carryback of any net operating losses under
Section 172(b)(3) of the Code (or any successor provision) from or to Affiliation Periods unless New CCI expressly agrees to such carryback; further, CCPR and Services will not be entitled to any payments under this Tax Sharing Agreement or otherwise if either of it or its subsidiary sustains losses or credits in taxable periods that are eligible to be carried back to Affiliation Periods, unless (a) New CCI, in its sole and absolute discretion, elects to file a claim for refund with respect to such carryback items or agrees to permit CCPR or Services to file such claim, (b) New CCI actually receives a refund or credit of taxes with respect thereto (in which event, any other provision herein notwithstanding, CCPR and Services shall be entitled to the amount determined in the previous paragraph including any interest actually paid by the taxing authority attributable thereto less the amount reasonably determined by New CCI to be equal to the present value (using the then applicable short-term Federal rate under the Code as the discount rate) of any tax benefit of the Group that may be deferred or eliminated and any future increase in tax liability of the Group that may be incurred because of such carryback) and (c) New CCI is indemnified by CCPR and Services in a form satisfactory to New CCI for its costs and expenses incurred in pursuing such refund (which costs shall be paid by CCPR and Services regardless of whether any refund is obtained). Any subsequent adjustment to a loss or credit carryback shall be treated as an adjustment to tax liability in Section 3 below.

          (d)  Paying Agent.  New CCI agrees to make all required payments to
               ------------
the Internal Revenue Service ("IRS") of the consolidated Federal income tax liability, if any, of the Group with respect to Affiliation Periods. CCPR agrees to make all required payments to the IRS of the consolidated Federal income tax liability, if any, of the Group with respect to Pre-New CCI Periods.

     3.  Adjustments to Tax Liability.  If the consolidated Federal income tax
         ----------------------------
liability of the Group or any of its members is adjusted for any taxable period for any reason other than a loss or credit carryback to the extent already provided for in Section 2(c), whether by means of an amended return, judicial decision, claim for refund or tax audit by the IRS, Separate Company Tax Liability or the amount of tax benefits realized by the Group by reason of the use of CCPR's or CCPR's Hypothetical Subsidiary Group's losses or credits shall be recomputed to give effect to such adjustment, and the amount of any payments due under Section 2 hereof shall be appropriately adjusted. Any additional payment between New CCI and CCPR, or between CCPR and Services, required by reason of such recomputed Separate Company Tax Liability or Group tax benefits shall include an allocable share of any refunded interest received from the IRS, if applicable, or deficiency interest, penalties and additions to tax, if applicable (such allocable share of refunded interest or deficiency interest, penalties and additions to tax shall be paid or charged, respectively, to CCPR or Services, as appropriate, to the extent such amount relates to (a) reduced Group tax liability due to decreased Separate Company Tax Liability or increased Group tax benefits resulting from increased use of CCPR or Services, as appropriate, losses or credits, on the one hand, or (b) increased Group tax benefits resulting from increased use of CCPR or Services, as appropriate, losses or credits, on the hand, or (b) increased Group tax liability due to increased Separate Company Tax Liability or decreased Group tax benefits arising from decreased use of CCPR or Services, as appropriate, losses or credits, on the other hand).

        Any payments to be paid to or by Services or CCPR under this Section 3 shall be made on or before the earliest to occur of (i) a decision by a court of competent jurisdiction that is not subject to further judicial review (by appeal or otherwise) and has become final, (ii) the expiration of the time for (a) filing a claim for refund or (b) instituting suit in respect of a claim for refund disallowed in whole or in part by the IRS or for which in the IRS took no action, (iii) the execution of a closing agreement under Section 7121 of the Code or the acceptance by the IRS or its counsel of an offer in compromise under
Section 7122 of the Code (or any successor provisions) except as to reserved matters specified therein, (iv) the expiration of 30 days after (a) IRS acceptance of a Waiver of Restrictions on Assessment and Collection of Deficiency in Tax on Overassessment on Internal Revenue Form 870 or 870-AD (or any successor comparable form) except as to reserved matters specified therein, or (b) the expiration of the ninety-day period after receipt of the statutory notice of deficiency resulting in immediate assessment, unless within such 30 days New CCI notifies CCPR of its intent to attempt recovery of any relevant amounts paid under the waiver by filing a timely claim for refund or CCPR has requested New CCI attempt recovery of relevant amounts paid and complied with and subject to paragraph 7 hereof, (v) the expiration of the statute of limitations with respect to the relevant period or (vi) any other event the parties reasonably agree is a final determination of the tax liability at issue.

        4.  Books and Records.  New CCI, CCPR and Services agree that the
            -----------------
preparation of the Federal income
and other tax returns, amended returns, claims for refund or IRS examination or litigation relating to the foregoing may require the use of records and information that is within the exclusive possession and control of any of New CCI, CCPR and Services. New CCI, CCPR and Services will provide such records, information and assistance (which may include making employees of any of the foregoing entities available to provide additional information and explanation material hereunder) as are requested by New CCI, CCPR or Services, as the case may be, during regular business hours, in connection with any of the developments described in the preceding sentence; provided, however, that CCPR and Services shall provide New CCI with all information within their respective control necessary to enable New CCI to file the Group consolidated Federal income tax return for each Affiliation Period as soon as practicable (but in no event later than five months) after the last day of such Affiliation Period, and on the date the Group Federal income tax returns that include CCPR and Services are filed, New CCI shall provide each of CCPR and Services with those portions of such returns relating to each of them. Each of the parties agrees that it shall retain, until the expiration of the applicable statute of limitations (including extensions), copies of any tax returns for any Affiliation Periods and for any other periods that might be subject to adjustment under this Tax Sharing Agreement, and supporting work schedules and other records or information that may be relevant to the tax returns of the parties hereto, and that it will not destroy or otherwise dispose of such records and information without providing the other party with a reasonable opportunity to review and copy or take possession of such records and information.


        5.  Assignment.  This Tax Sharing Agreement shall not be assignable by
            ----------
either party hereto without the prior consent of the other party hereto. The rights and obligations hereunder of the parties shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement shall be binding upon each corporation in which CCPR or Services owns, directly or indirectly, stock meeting the requirements of Section 1504(a)(2) of the Code, whether or not CCPR or Services owns stock in such corporation upon the execution of this Agreement or at any time during Affiliation Periods, and CCPR and Services shall cause each such corporation as soon as practicable to assent formally to the terms hereof. Except as herein otherwise specifically provided, nothing in this Tax Sharing Agreement shall confer any right or benefit upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

          6.  Disputes.  Any dispute concerning the interpretation of a Section
              --------
or amount of payment due under this Tax Sharing Agreement shall be resolved by an independent accounting firm of national reputation selected by New CCI, whose judgment shall be conclusive and binding on the parties and who shall act in consultation with New CCI's tax counsel.

          7.  Tax Controversies.  If any party receives notice of a tax
              -----------------
examination, audit or challenge involving amounts subject to this Tax Sharing Agreement, such party shall timely notify the other party of the information and shall provide the other party a written copy of any relevant letters, forms or schedules received from the IRS or otherwise in its possession and shall provide notice and information relating to all material proceedings in connection therewith. In any audit conference or other proceeding with the IRS or in any judicial proceedings concerning the determination of the Federal income tax liabilities of the Group or any of its members, including CCPR or Services, the Group and each of its members shall be represented by persons selected by New CCI. Except as otherwise expressly provided in the succeeding paragraph, the settlement and terms of settlement of any issues relating to such proceeding shall be in the sole discretion of New CCI, and CCPR and Services hereby appoint New CCI as their agent for the purpose of proposing and concluding any such settlement. Notwithstanding anything to the contrary in this Tax Sharing Agreement, in no event shall New CCI be obligated to file any amended returns or claims for refund with respect to Affiliation Periods.

          So long as any proposed deficiency involves a tax issue of CCPR or Services, New CCI shall contest such issue to the extent requested in writing by CCPR or Services and shall permit CCPR and Services, at their expense, to participate in all conferences and meetings with taxing authorities with respect to the issue; provided, however, that if (and so long as) the controversy also involves a tax issue of New CCI or member of the Group other than CCPR or Services (whether for the taxable year in question or another taxable year), or if CCPR and Services shall disagree as to forum or settlement, New CCI shall be entitled to the choice of forum for the proceedings and shall have the right to make any decision as to settlement of the contest or any issue; further, in no event shall New CCI be required to take any action requested by CCPR or Services unless and until (a) CCPR or Services, as applicable, shall have given New CCI an indemnity in a form satisfactory to New CCI for any liability, expense or loss arising out of or relating to CCPR or Services issues involved in the dispute or contest (including, without limitation, all out-of-pocket expenses, costs, losses, reasonable legal, accounting, engineers' and like professional fees, disbursements, penalties, interest and additions to tax relating to such issues, but excluding any in-house expense of New CCI incurred for the purpose of monitoring the CCPR or Services issues), (b) CCPR or Services, as applicable, has delivered to New CCI an opinion of independent tax counsel (which counsel shall be reasonably acceptable to New CCI)to the effect that it is more likely than not that New CCI, CCPR or Services will prevail on the CCPR or Services issue under dispute and (c) if such contest is to be conducted in a manner requiring payment of a proposed tax deficiency, CCPR or Services, as applicable, shall have advanced to New CCI on an interest-free basis an amount attributable to the issue, together with any required interest or penalties.

            8. State and Local Taxes. To the extent appropriate, all provisions
               ---------------------
of this Tax Sharing Agreement shall apply with the same force and effect to any state or local income tax liabilities that are computed with a combined, consolidated or unitary method by the parties; provided that appropriate adjustments shall be made to the provisions hereof, including computation of Separate Company Tax Liability, with respect to any period within an Affiliation Period or Pre-New CCI Period during which CCPR, Services or either of their tax items were not included on a return of New CCI or other members of the Group, or were included on a return of members of the Group other than New CCI.

        9.  Representations and Warranties.  As an inducement to enter into this
            ------------------------------
Tax Sharing Agreement, each party represents to and agrees with the others that:

            (a) it is a corporation duly organized, validity existing and in god standing under the laws of the state of its incorporation and has all requisite corporate power to own, lease and operate its properties, to carry on its business as presently conducted and to carry out the transactions contemplated by this Tax Sharing Agreement;

            (b) it has duly and validly taken all corporate action necessary to authorize the execution, delivery and performance of this Tax Sharing Agreement and the consummation of the transaction contemplated hereby;

            (c) this Tax Sharing Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to equitable limitations on the availability of the remedy of specific performance); and

           (d) none of the execution and delivery of this Tax Sharing Agreement, or the compliance with any of the provisions of this Tax Sharing Agreement will (i) conflict with or result in a breach of any provision of its corporate charter or bylaws, (ii) breach, violate or result in a default under any of the terms of any agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound or
(iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or affecting any of its properties or assets.

        10. Miscellaneous.
            -------------

            (a)  Injunction. The parties acknowledge that irreparable damage
                 ----------
would occur in the event that any of the provisions of this Tax Sharing Agreement was not performed in accordance with its specific terms or was otherwise breached. The parties hereto shall be entitled to an injunction or injunction, to prevent breaches of the provisions of this Tax Sharing Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or equity.

     (b)  Severability.  If any term, provision, covenant or restriction of this
          ------------
Tax Sharing Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In the event that any such term, provision, covenant or restriction is held to be invalid, void or unenforceable, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

     (c)  Further Assurances.  Subject to the provisions hereof, the parties
          ------------------
hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Tax Sharing Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering this Tax Sharing Agreement, perform its obligations hereby and take any and all actions relating hereto, comply with all applicable laws, regulations order, and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the parties with all such information as they may reasonably request in order to be able to comply with the provisions of this sentence.

                (d)  Parties in Interest. Except as herein otherwise
                     -------------------
specifically provided, nothing in this Tax Sharing Agreement express or implied is intended to confer any right or benefit upon any person, firm or corporation other than the parties and their respective successors and permitted assigns.

                (e)  Waivers, etc.  No failure or delay on the part of the
                     ------------
parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Tax Sharing Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                (f)  Setoff. All payments to be made by any party under this Tax
                     ------
Sharing Agreement shall be made without setoff, counterclaim or withholding, all of which are expressly waived.

                (g)  Change of Law.  If, due to any change in applicable law or
                     -------------
regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Tax Sharing Agreement, performance of any provision of this Tax Sharing Agreement or any transaction contemplated thereby shall become impracticable or impossible, the parties hereto shall use heir best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

                (h)  Confidentiality.  Subject to any contrary requirement of
                     ---------------
law and the right of each party to enforce its rights hereunder in any legal action, each party agrees that it shall keep strictly confidential, and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Tax Sharing Agreement; provided, however, that such obligation to maintain confidentiality shall not apply to information which
(x) at the time of disclosure was in the public domain not as a result of acts by the receiving party or (y) was in the possession of the receiving party at the time of disclosure.

          (i)  Headings.  Descriptive headings are for convenience only and
               --------
shall not control or affect the meaning or construction of any provision of this Tax Sharing Agreement.

          (j)  Counterparts.  For the convenience of the parties, any number of
               ------------
counterparts of this Tax Sharing Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (k)  Governing Law.  This Tax Sharing Agreement shall be governed by
               -------------
and construed in accordance with the laws of the State of Delaware, without regard to its conflict-of-law provisions.

          (l) Effect of Agreement. This Tax Sharing Agreement shall supersede
              -------------------
any other tax sharing arrangement or agreement in effect among the parties. Nothing in this Tax Sharing Agreement is intended to change or otherwise affect any election made by or on behalf of the Group with respect to the calculation of earnings and profits under Section 1552 of the Code.

          (m)  Interest.  Any payment required to be made hereunder and not made
               --------
when due shall bear interest at the rate per annum determined, from time to time, by the prevailing average borrowing rate of the party required to make payment.

          (n)  Unforecability.  Notwithstanding anything herein to the contrary,
               --------------
in the event any payments by Services or CCPR, respectively, to CCPR or New CCI, respectively (in either case, the "Shareholder"),pursuant to Section 2 or
Section 3 hereof, would cause any member of the Group to become liable for Puerto Rico income tax or withholding of income tax at source, or other taxes, then the Shareholder shall have no right to receive payments under Section 2 or
Section 3 hereof, as the case may be; further, in the event payments are
                                      -------
erroneously made by Services or CCPR to its Shareholder, such payments shall constitute a non-interest bearing loan between Services or CCPR, as applicable, and its Shareholder.

                (o)  Term of Agreement. This Tax Sharing Agreement shall become
                     -----------------
effective as of the date first above written and, except as otherwise expressly provided herein, the respective covenants of the parties contained herein shall continue in full force and effect indefinitely.

                (p)  Notice. All notices, consents, requests, instructions,
                     ------
approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid to:

        New CCI at:        CoreComm Incorporated
                           110 East 59th Street, 26th Floor
                           New York, NY 10022

                           Attention:  Richard J. Lubasch

        CCPR at:           Cellular Communications
                             of Puerto Rico, Inc.
                           110 East 59th Street, 26th Floor
                           New York, NY 10022

                           Attention:  Richard J. Lubasch

        Services at:       CCPR Services, Inc.
                           110 East 59th Street, 26th Floor
                           New York, NY 10022

                           Attention:  Richard J. Lubasch

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section 10(p).

        IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, and their respective corporate seals to be affixed hereto, all as of the date first above written.

                                CORECOMM INCORPORATED

                                By:  /s/ Signature appears here
                                   ----------------------------------------

                                CELLULAR COMMUNICATIONS
                                  OF PUERTO RICO, INC.

                                By:  /s/ Signature appears here
                                   ----------------------------------------

                                CCPR SERVICES, INC.

                                By:  /s/ Signature appears here
                                   ----------------------------------------